SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) JANUARY 10, 1997

                      HOSPITALITY WORLDWIDE SERVICES, INC.
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               (Exact Name of Registrant as Specified in Charter)


         NEW YORK                     0-23054                11-3096379
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(State or Other Jurisdiction        (Commission            (IRS Employer
   of Incorporation)                 File Number)         Identification No.)

            509 MADISON AVENUE, SUITE 1114, NEW YORK, NEW YORK 10022
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               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code (212) 223-0699


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  Pursuant to an Agreement and Plan of Merger dated as of January 9, 1997 (the "Merger Agreement"), by and among The Leonard Parker Company, a Florida corporation ("LPC"), Leonard Parker, Douglas Parker, Bradley Parker, Philip Parker, Mitchell Parker and Gregg Parker (the "LPC Stockholders"), LPC Acquisition Corp., a Florida corporation ("Acquisition Corp.") and Hospitality Worldwide Services, Inc., a New York corporation (the "Registrant"), on January 10, 1997, Acquisition Corp., a newly formed wholly-owned subsidiary of the Registrant merged with and into LPC (the "Merger"). As the result of the Merger, LPC became a wholly-owned subsidiary of the Registrant. The LPC Stockholders received an aggregate of 1,250,000 newly issued shares of the Registrant's Common Stock, $.01 par value, and 200,000 newly issued shares of the Registrant's Redeemable Convertible Preferred Stock, stated value $25 per share. The consideration paid to the LPC Stockholders was determined by negotiations among the parties and was based on the value of the business of LPC on an ongoing basis.

                  LPC is a purchasing company for the hospitality industry that acts as agent for the purchase of goods and services for its customers which include major hotel and management companies worldwide. LPC purchases furniture, fixtures and equipment, kitchen supplies, linens and uniforms, guestroom amenities, and other supplies to meet its customers' requirements for new hotel openings and major renovations. The Registrant intends to continue the business of LPC. LPC's revenues for the fiscal year ended December 31, 1996 were approximately $45,000,000.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

         (a)  Financial Statements of Businesses Acquired.

         It is impracticable to provide the required financial statements at this time. The required financial statements will be filed as an amendment to this Form 8-K as soon as they become available, but in no event later than March 26, 1997.

         (b) Pro Forma Financial Information.

         It is impracticable to provide the required pro forma financial information at this time. The required pro forma financial information will be filed as an amendment to this Form 8- K as soon as it becomes available, but in no event later than March 26, 1997.


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         (c)      Exhibits.

         2 Agreement and Plan of Merger, dated as of January 9, 1997, by and among The Leonard Parker Company, a Florida corporation, Leonard Parker, Douglas Parker, Bradley Parker, Philip Parker, Mitchell Parker and Gregg Parker, Hospitality Worldwide Services, Inc., a New York corporation and LPC Acquisition Corp. a Florida corporation.

         3 Certificate of Incorporation of Hospitality Worldwide Services, Inc., as amended.


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

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HOSPITALITY WORLDWIDE SERVICES, INC.



Dated: January 24, 1997                 By:  /S/ HOWARD G. ANDERS
                                           -------------------------------------
                                           Name: Howard G. Anders
                                           Title: Executive Vice President


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                                  EXHIBIT INDEX


         2 Agreement and Plan of Merger, dated as of January 9, 1997, by and among The Leonard Parker Company, a Florida corporation, Leonard Parker, Douglas Parker, Bradley Parker, Philip Parker, Mitchell Parker and Gregg Parker, Hospitality Worldwide Services, Inc., a New York corporation and LPC Acquisition Corp. a Florida corporation.

         3 Certificate of Incorporation of Hospitality Worldwide Services, Inc., as amended.


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